                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 3, 2002

                          IPVoice Communications, Inc.
             (Exact name of registrant as specified in its charter)

          Nevada                   000-27917                 65-0729900
       (State or other          (Commission File           (IRS Employer
        jurisdiction of              Number)            Identification No.)

                              14860 Montfort Drive
                                   Suite 210
                              Dallas, Texas 75240
                    (Address of principal executive offices)

                                  972 386 3372
                           (Issuer's telephone number)

          (Former name or former address, if changed since last report)

                                       1

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

                       Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                       VERGETECH, INC. and IPVOICE COMMUNICATIONS, INC. entered
into an AGREEMENT AND PLAN OF MERGER and Asset Purchase Agreement effective
January 25, 2002. IPvoice purchased Vergetech for 3 Million dollars to be paid in Common Stock of IPvoice secured by a Promissory Note. The Merger Agreement and related documents were executed on June 19, 2002. The documents related to the Merger and Asset Purchase are included as Exhibits.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                       NOT applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                       Not applicable

ITEM 5.  OTHER EVENTS

                       Not applicable

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

                       Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                        10.1 AGREEMENT AND PLAN OF MERGERI*
                        10.2 IPVOICE COMMUNICATIONS, INC. PROMISSORY NOTE*
                        10.3 ASSETS PURCHASE AGREEMENT*

* Previously filed in Form 8-K on July 5, 2002

                                       2

                                  Certification

STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
18 U.S.C. SECTION 1350

The undersigned, Philip Verges, is the President and Chief Executive
Officer of IPvoice Communications, Inc. (the "Company").

This statement is being furnished in connection with the filing by the Company of the Company's Form 8K/A (the "Report").

By execution of this statement, I certify that:

        (A) the report fully complies with the requirements of Section 13(a) or
            15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or
            78o(d) and

        (B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the
            Report.

This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Act of 1934, as amended.

IPvoice Communications, INC.

Dated: October 6, 2002

Signed: /s/ Phil Verges

                                       3

                                 VergeTech, Inc.

                        Consolidated Financial Statements

                           December 31, 2001 and 2000

Notes to Financial Statements.........................................F-6 - F-10

                                       4

                              BAUM & COMPANY, P.A.
                          Certified Public Accountants
                        1515 University Drive - Suite 209
                          Coral Springs, Florida 33071
                                 (954) 752-1712

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of
VergeTech Inc. and Subsidiary

We have audited the accompanying consolidated balance sheets of VergeTech Inc.
as of December 31, 2001and 2000 and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, except for the paragraph below, the financial statements present fairly in all material respects, the financial position of VergeTech Inc. and its consolidated subsidiary as of December 31, 2001 and 2000 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the years then ended. in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the
Company will continue as a going concern. As discussed in the footnotes, the
Company is experiencing difficulty in generating sufficient cash flow to meet its necessary capital requirements and sustain its operations, which raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Coral Springs, Florida
September 15, 2002

                                      F-1

                                 VergeTech, Inc.
                           Consolidated Balance Sheets
                           December 31, 2001 and 2000

                                                                                 2001                2000
                                                                            ---------------      --------------
                                   ASSETS

CURRENT ASSETS
   Cash and cash equivalents                                                  $ 86,326             $148,289
   Accounts receivable (net of allowance for doubtful accounts of
      $ 26,535 and  $15,962 in 2001 and 2000, respectively)                    256,175              666,138
   Notes Receivable (net of allowance  for doubtful accounts of
      $ 116,779 and  $283,600 in 2001 and 2000, respectively)                   48,926               42,635

                                                                            ---------------      --------------
     Total current assets                                                      391,427              857,062
                                                                            ---------------      --------------

PROPERTY AND EQUIPMENT
   (Net of accumulated depreciation of $ 130,260 and $ 75,816
    as of December  31, 2001 and  2000, respectively)                           65,407              118,370
                                                                            ---------------      --------------

            Total property and equipment                                        65,407              118,370
                                                                            ---------------      --------------
OTHER ASSETS
   Deposits                                                                     10,307               10,807
                                                                            ---------------      --------------
           Total Other Assets                                                   10,307               10,807
                                                                            ---------------      --------------

Total Assets                                                                  $467,141             $986,239
                                                                            ===============      ==============

                    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accruals                                               $796,028             $635,031
  Capitalized leases                                                             7,112                6,260
  Note payable  for acquisition                                                      0               46,546
  Income taxes payable                                                               0                    0
  Loans payable and accrued interest- related party                             39,824               30,481

                                                                            ---------------      --------------

            Total current liabilities                                          842,964              718,318
                                                                            ---------------      --------------

LONG TERM LIABILITIES
   Capitalized leases-net of current portion                                     1,885                8,997
                                                                            ---------------      --------------
            Total Long Term Liabilities                                          1,885                8,997
                                                                            ---------------      --------------

                                                                            ---------------      --------------
Total Liabilities                                                              844,849              727,315
                                                                            ---------------      --------------

STOCKHOLDERS' EQUITY
 Preferred Stock par value $.01  1,000,000 authorized, no shares  issued             0                    0
 Common stock, par value $.01, 20,000,000 shares authorized;
   8,550,000 shares  issued and outstanding.                                    85,500               85,500
Additional Paid in Capital                                                   1,337,100            1,337,100
 Accumulated Deficit                                                        (1,800,308)          (1,163,676)
                                                                            ---------------      --------------

            Total Stockholders' Equity (Deficiency)                           (377,708)             258,924
                                                                            ---------------      --------------

Total Liabilities and Stockholders' Equity (Deficiency)                       $467,141             $986,239
                                                                            ===============      ==============

     The accompanying notes are an integral part of the financial statements

                                      F-2

                                 VergeTech, Inc.
                      Consolidated Statements of Operations
                      Year Ended December 31, 2001 and 2000

                                                              2001                2000
                                                       -----------------------------------------

Revenues                                                 $4,591,876              $5,551,645

Cost of goods sold                                        2,352,952               3,776,165

                                                       -----------------------------------------
Gross profit                                              2,238,924               1,775,480

Operating expenses                                        1,368,356               1,756,134
                                                       -----------------------------------------

Net income (loss) before other income (expense) and
provision for income taxes                                  870,568                  19,346

Other income and (expenses)
   Interest income                                           12,364                  17,028
   Interest (expense)                                       (14,105)                 (6,968)
   Bad debt expense                                      (1,505,459)               (524,057)
   Writeoff of acquisition                                     - 0 -               (512,000)
                                                       -----------------------------------------
        Total other income (expense)                     (1,507,200)             (1,025,997)
                                                       -----------------------------------------

Income (loss) before provision for income taxes            (636,632)             (1,006,651)

Provision  for income taxes                                       0                       0
                                                       -----------------------------------------

Net income (loss)                                         $(636,632)            $(1,006,651)
                                                       =========================================
     Net income (loss) per weighted average share, basic  $   (.074)            $     (.118)
                                                       =========================================
     Weighted average number of common shares             8,550,000               8,550,000
                                                       =========================================

     The accompanying notes are an integral part of the financial statements

                                      F-3

                                VergeTech, Inc.
     Consolidated Statement of Changes in Stockholders' Equity (Deficiency)

                                                                                                               Total
                                               Number of      Common   Additional       Accumulated        Stockholders'
                                                 Shares       Stock    Paid-in Capital  (Deficit)             Equity
                                                                                                           (Deficiency)
                                             -----------------------------------------------------------------------------

BALANCE, December 31, 1999                    3,000,000     $30,000     $377,100       $(157,025)          $250,075

Common stock issued as compensation           1,550,000      15,500            0               0             15,500

Common stock sold for cash January 2000       4,000,000     $40,000      960,000               0          1,000,000

Net (Loss) Year Ended December 31,  2000              0           0            0      (1,006,651)                 0
                                             -----------------------------------------------------------------------------

BALANCE,  December 31, 2000                   8,550,000      85,500    1,337,100      (1,163,676)           258,924

Net( Loss)  Year Ended December 31,2001               0           0            0        (636,632)          (636,632)
                                             -----------------------------------------------------------------------------

BALANCE, December 31, 2001                    8,550,000     $85,500   $1,337,100     $(1,800,308)         $(377,708)
                                             =============================================================================

                                      F-4

                                 VergeTech, Inc.
                     Consolidated Statements of Cash Flows
                    Years Ended December 31, 2001 and 2000.

                                                                                  2001                   2000
                                                                           --------------------    -----------------
                  CASH FLOWS FROM OPERATING ACTIVITIES:

                            Net income (loss)                                  $(636,632)            $(1,006,651)
     Adjustments to reconcile net income (loss) to net cash used for operations:
                        Depreciation & Amortization                               54,444                  41,914
                          Provision for bad debts                                 10,573                  34,887
                          Writeoff of acquisition                                      0                 512,000
                    Common Stock issued for compensation                               0                  15,500

               Change in operating assets and liabilities:
                 (Increase) decrease in accounts receivable                      399,389                (465,485)
                  (Increase) decrease in notes receivable                         (6,291)                (44,086)
                (Increase) decrease in other current assets                            0                  29,766
                   Increase (decrease) in accounts payable                       160,999                 532,619
                       Increase (decrease) in deposits                               500                  (5,247)
                                                                           --------------------    -----------------

                  Net cash used by operating activities                          (17,018)               (354,783)
                                                                           --------------------    -----------------

                  CASH FLOW FROM INVESTING ACTIVITIES:
                         Acquisition of subsidiary                               (46,546)               (465,454)
                          Purchase of fixed assets                                (1,481)               (113,838)

                  Net cash used by investing activities                          (48,027)               (579,292)
                                                                           --------------------    -----------------

                  CASH FLOW FROM FINANCING ACTIVITIES:
                      (Decrease) in capitalized leases                            (6,260)                (5,175)
            Increase in loan and accrued interest-related party                    9,342                  1,737
                                                                           --------------------    -----------------
                       Proceeds of common stock sale                                   0              1,000,000
                                                                           --------------------    -----------------

                Net cash provided by financing activities                          3,082                996,562
                                                                           --------------------    -----------------

                     Net increase (decrease) in cash                             (61,963)                62,487

                        CASH, beginning of period                                148,289                 85,802
                                                                           --------------------    -----------------

                           CASH, end of period                                   $86,326               $148,289
                                                                           ====================    =================

            SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
                     Cash paid for Interest expenses                              $3,265                 $3,199
                       Cash paid for Income Taxes                                     $0                     $0
                  Assets acquired by capitalized lease                                $0                $10,935

                                      F-5

                                 VergeTech, Inc.
                   Notes to Consolidated Financial Statements
                           December 31, 2001 and 2000

(1)   SIGNIFICANT ACCOUNTING POLICIES

         Organization and operations

         VergeTech, Inc. (Company) was incorporated on July 17, 1997 under the laws of the State of  Texas. The business of the company is the sale, customization and installation of computer software and the placement of information technology professionals.

         Principles of consolidation

         The consolidated financial statements include the accounts of VergeTech,
         Inc. and its wholly-owned subsidiary Structures Software Solutions, Inc.
         All inter company transactions have been eliminated.

         Revenue Recognition

         The Company's revenue is derived primarily from the sale and installation of computer software and systems. Revenue recognition is upon the delivery and installation of the system. Revenue generated from the placement of information technology professionals are recognized upon billing of services rendered.

         Income Taxes

         Deferred income taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry-forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

         Net income per share

         Basic earnings (loss) per share is computed by dividing the net income
         (loss) by the weighted-average number of shares of common stock The are no stock options authorized and no preferred stock has been issued.

         Fair value of financial instruments

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments: Cash, accounts receivable and accounts payable.  The carrying amounts approximated fair value because of the demand nature of these instruments.

                                      F-6

                                VergeTech, Inc.
                   Notes to Consolidated Financial Statements
                           December 31, 2001 and 2000

(1)   SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Organization and start-up costs

         In accordance with Statement of Position 98-5, the organization and start-up costs have been expensed in the period incurred.

         Use of estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Cash and Cash Equivalents

         Cash and cash equivalents include interest earning debt instruments that mature in three months or less from the date purchased

         Accounts receivable

         Represents amounts due from customers for  products sold or services provided. The company has recognized  bad debt expenses from accounts receivables of $ 1,672,280 in 2001 and  $107,553 in 2000. The allowances for bad debts that had been established is managements current estimate of customer collection.

(2)   Acquisition

         In March, 2000 the company purchased all of the outstanding shares of
         Structured Software Solutions Inc. "SSS" for $512,000, in cash. The operations of "SSS" have been integrated into the operations of the
         Company. The net assets of "SSS" acquired was minimal and company wrote off the total purchase price.

                                      F-7

                                 VergeTech. Inc.
                   Notes to Consolidated Financial Statements
                           December 31, 2001 and 2000

(3)   PROPERTY AND EQUIPMENT

         The cost of property and equipment is depreciated using accelerated and straight-line methods over the estimated useful lives (5-7 years) of the various assets. Property and equipment as of December 31 consists of the following:

                                                     2001              2000

                  Leasehold Improvements             7,307            7,307

                  Computers & Equipment            131,308          131,163
                                                 -----------      -----------
                  Total property & Equipment       195,667          194,186

                  Accumulated Depreciation        (130,260)         (75,816)
                                                 -----------      -----------
                  Net Property & Equipment         $65,407         $118,370
                                                 ===========      ===========

         Depreciation expense for the years 20001 and 2000 was $ 54,444 and
         $41,914, respectively.

(4)   INCOME TAXES

         The Company accounts for income taxes under the liability method according to Statement of Financial Accounting Standards No. 109.
         Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax base. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

         The Company has recorded, as of December 31, 2001 a deferred tax asset which is completely offset by a valuation allowance. Realization of the deferred tax asset is dependent on generating sufficient taxable income in the future. The amount of the deferred tax asset considered realizable could change in the near term if estimates of future taxable income are modified.

         The differences between Federal income tax and the effective income tax as reflected in the accompanying consolidated statement of operations are:

                                                                               Year
                                                                               Ended
                                                                             December 31,

                                                                         2001             2000

         Statutory federal income tax rate (benefit) at 34%          $ (216,455)      $ (342,261)
         Valuation Allowance                                            216,455          342,261
         Effective tax                                                        0                0
                                                                      ------------     -----------

         The Company has net operating loss carryforwards of approximately
         $1,800,000 expiring through 2016.

                                      F-8

                                 VergeTech, Inc.
                   Notes to Consolidated Financial Statements
                           December 31, 2001 and 2000

(5)   CAPITAL TRANSACTIONS

         On January 25, 2000 the Company changed the common stock to $.01 par value per share, and increased the number of shares authorized from
         100,000 shares to 20,000,000 shares.

         On January 25, 2000 the Company authorized a 300:1 common stock split.
         All financial statements have been restated to reflect this change.

         On January 25, 2000 the company sold 4,000,000 shares of common stock for $1,000,000.

         On January 25, 2000 the company issued 1,550,000 shares of common stock, valued at par value or $15,500 to its CEO/president as compensation.

(6)   LEASE COMMITMENTS

     OFFICE
         The 5 year lease for the Company's office facilities commenced on
         April 1, 2000 expires on March 31, 2005.  Lease expense for 2001 and
         2000 was $134,313 and $119,825 respectively. Future base lease commitments are $134,352 for 2002, $137,556 for 2003 and $140,748 for
         2004.

     CAPITALIZED LEASES
         The company has 2 capitalized leases for  $23,423 of equipment. Lease interest rates from 14% to 15.25% and expire through August 2003.
         Future lease obligations are $7,112 in 2002 and $1,885 in 2003

(7)   LOANS PAYABLE-RELATED PARTIES

         The company in 1998 received a $31,000 loan from a related party with a maturity date of August 2000. The principle current balance is $29,708 and accrued interest is $10,116. The note is in default, and  the default interest rate is prime plus 4% plus a 5% late payment penalty.
         The note is secured by a general lien and security interest in the company's assets and personal guarantees of the CEO.

(8)   CONCENTRATION OF RISK

         The company places its cash in high credit quality financial institutions. Management does not believe that there is any concentration risk for cash.

         At December 31, 2001 the company had receivables as follows: customer A
         35%, customer B 11%, customer C 17 % of total receivables.

(9)   SEGMENT REPORTING

         During 1998, the Company adopted Financial Accounting Standards Board
         ("FASB") statement No. 131, "Disclosure about Segments of an Enterprise and Related Information". The Company has considered its operations and has determined that it operates in a single operating segment for purposes of presenting financial information and evaluating performance. As such, the accompanying financial statements present information in a format that is consistent with the financial information used by management for internal use.

                                      F-9

                                 VergeTech, Inc.
                   Notes to Consolidated Financial Statement
                           December 31, 2001 and 2000

(10)  NEW ACCOUNTING STANDARDS

         In July 2001, the FASB issued SFAS No. 142, Goodwill and Other
         Intangible Assets, "SFAS 142") which is effective for fiscal years beginning after December 15, 2001. SFAS 142, requires, among other things, the discontinuance of goodwill amortization. In addition, the standard includes provisions upon adoption for the reclassification of certain existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill and the testing of impairment of existing goodwill and other intangible. The company believes that the adoption of SFAS 142  will not have a material impact on the Company's financial position and results of operations.

         In August 2001, the FASB issued SFAS 143, "Accounting for Asset retirement Obligations". SFAS 143 relates to accounting and reporting for obligations associated with the retirement of tangible long lived assets and the related retirement costs. The company believes that the adoption of SFAS 143  will not have a material impact on the Company's financial position and results of operations."

         In October 2001, the FASB issued SFAS No. 144-Accounting for the
         Impairment or Disposal of Long Lived Assets, (effective December 15,
         2002) which replaces SFAS No 12. Accounting for the Impairment of Long
         Lived Assets and for Long Lived Assets to be Disposed Of. SFAS No. 144
         corrects previous issues and broadens reporting of discontinued
         operations. Management does not believe that the adoption of this standard will have a material effect on the company's results of operations or financial position.

(11)  GOING CONCERN

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. The Company has sustained substantial operating losses and negative cash flows from operations since inception. In the absence of achieving profitable operations and positive cash flows from operations or obtaining additional debt or equity financing, the Company may have difficulty meeting current obligations.

         In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent upon continued
         operations of the Company, which in turn is dependent upon the
         Company's ability to meet its financial obligations. Management believes that actions presently being taken, as described in the preceding paragraph, provide the opportunity for the Company to continue as a going concern.

(12)  SUBSEQUENT EVENT

         On June 19, 2002 the Company entered into an Asset Purchase Agreement selling substantially all of its assets to IPVoice Communications,
         Inc. of Arizona in exchange for a $3,000,000 promissory note.

(13)  CONTINGENCY

         The Company had billings in excess of $3,000,000 for sales and associated expenses in the year 2001 to a customer who has sold its product line of software. This customer is now involved in various legal actions by numerous parties relating to the same circumstances.
         Management has chosen not to pursue costly legal actions on its own due to financial circumstances, but will rely on other parties' successful actions. In accordance with SFAS No#5, the Company has not recognized these revenues.

                                      F-10

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   /s/ Philip Verges
                                   ----------------------------
                                       Philip Verges, CEO
                                       IPVoice Communications, Inc.
                                       (Registrant)